UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2024

BAIN CAPITAL PRIVATE CREDIT

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01474	87-6984749
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 CLARENDON STREET, 37TH FLOOR, BOSTON, MA	02116
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 516-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01.	Entry into a Material Definitive Agreement

On December 13, 2024, BCPC II-J, LLC (the “Borrower”), a wholly owned subsidiary of Bain Capital Private Credit (the “Company”), entered into the First Amendment (the “First Amendment”) to the Loan and Security Agreement, dated as of August 21, 2024 (the “Loan and Security Agreement”), by and among the Borrower, as borrower, the Company, as servicer and as parent, the lenders from time to time party thereto, JPMorgan Chase Bank, National Association (“JPMorgan”), as administrative agent, and Deutsche Bank National Trust Company, as collateral agent, as collateral administrator, and as securities intermediary. Capitalized terms used but not defined herein shall have the meanings set forth in the First Amendment or the Loan and Security Agreement, as applicable.

The First Amendment provides for, among other things, (i) an increase in the maximum facility amount from $150,000,000 to $250,000,000, (ii) a decrease in the applicable margin for advances from 2.30% per annum to 2.25% per annum, and (iii) the payment of certain fees as agreed between the Company and JPMorgan.

The description above is only a summary of the material provisions of the First Amendment and is qualified in its entirety by reference to a copy of the First Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information included under Item 1.01 above regarding the First Amendment and the Loan and Security Agreement is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1*	First Amendment to Loan and Security Agreement, dated December 13, 2024, by and among the Borrower, as borrower, the Company, as servicer, Deutsche Bank National Trust Company, as collateral agent, collateral administrator and as securities intermediary, and JPMorgan Chase Bank, National Association, as administrative agent and as a lender.

104	Cover page interactive data file (formatted as Inline XBRL)

*	Schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Bain Capital Private Credit has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIN CAPITAL PRIVATE CREDIT

Date: December 18, 2024	By:	/s/ Jessica Yeager
	Name:	Jessica Yeager
	Title:	Secretary

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